Exhibit 99.1

LifeStance Appoints Dave Bourdon as CEO; Ken Burdick Named Executive Chairman

Ryan McGroarty to Become Chief Financial Officer

SCOTTSDALE, Ariz., Feb. 27, 2025 — LifeStance Health Group, Inc. (“LifeStance” or the “Company”) (Nasdaq: LFST), one of the nation’s largest providers of outpatient mental health care, today announced that its Board of Directors has appointed Dave Bourdon as the Company’s new Chief Executive Officer. Bourdon, who joined LifeStance as Chief Financial Officer in 2022, is succeeding Ken Burdick, who is retiring from his role as CEO and will assume the role of Executive Chairman. Bourdon has also been appointed to serve on the Board of Directors. In addition, Ryan McGroarty has been appointed to serve as the company’s new Chief Financial Officer and brings over 25 years of health care experience, including 15 years in CFO roles. Bourdon’s appointment is effective Monday, March 3, and McGroarty’s appointment is effective Monday, March 17.

“Since joining LifeStance, we’ve made tremendous progress fortifying our foundation and strengthening our leadership bench to ensure that we provide an exceptional patient experience in alignment with our mission,” said Burdick. “Given our consistently strong operational and financial performance, I am confident that now is the right time to transition to a new CEO and believe Dave is exceptionally qualified to lead LifeStance into this exciting new chapter, while I continue to contribute to our long-term strategic direction.”

Burdick continued, “Having worked closely with Dave, I know that this continuity in leadership will help LifeStance continue its strong momentum over the long term. Dave’s strategic thinking, deep health care experience and collaborative relationships with both internal teams and external stakeholders have helped us deliver consistently strong financial and operational performance over the last two years. His passion for executing on our mission to expand access to high-quality, affordable mental health care, demonstrated commitment to our core values and patient-first mindset make him the right leader to guide LifeStance into the future.”

Bourdon said, “I am honored to serve as LifeStance’s next CEO and have the opportunity to lead such an incredibly dedicated and talented team as we continue to focus on transforming mental health care and expanding access to communities across the country. I’m proud of the strong progress we’ve achieved over the last two years and look forward to working together to drive clinical and operational excellence, exceptional service for our patients and, in turn, profitable growth for shareholders. It has been a privilege to work alongside Ken, and I look forward to our continued collaboration as Ken steps into the Executive Chair role and we build on our positive momentum in the market.”

Bourdon has served as CFO of LifeStance since November 2022. He has more than two decades of experience in the health care and mental health industries in both financial and operational roles. He previously served as CFO of Magellan Health, a leader in behavioral health and pharmacy management, and held multiple positions at Cigna. He began his career serving for eight years with the United States Coast Guard.

Burdick has served as CEO and Chairman since September 2022 and has held numerous executive and leadership roles over the course of his 45-year career in health care. Under his leadership, LifeStance has delivered consistent financial performance, meeting or exceeding expectations in each of the last nine quarters. Before joining LifeStance, he served as the Executive Vice President of Markets and Products at Centene Corporation, before retiring in 2021. Previously, he was the Chief Executive Officer of WellCare Health Plans, Inc., where he led the company in its mission to provide quality, cost-effective health care for Medicare and Medicaid beneficiaries.

McGroarty previously served as Chief Financial Officer of Help at Home, the leading national provider of innovative, high-quality, relationship-based, in-home care services for seniors and people living with disabilities. Prior to Help at Home, McGroarty served in multiple CFO roles at Cigna, most recently as Chief Financial Officer of Government Business. He has extensive experience in government and commercial programs, delivery of health care and population and value-based solutions.

As previously announced, LifeStance will hold a conference call today, February 27 at 8:30 a.m. Eastern Time to discuss the Company’s fourth quarter and full year 2024 results.

About LifeStance Health

Founded in 2017, LifeStance (Nasdaq: LFST) is reimagining mental health. We are one of the nation’s largest providers of virtual and in-person outpatient mental healthcare for children, adolescents and adults experiencing a variety of mental health conditions. Our mission is to help people lead healthier, more fulfilling lives by improving access to trusted, affordable, and personalized mental healthcare. LifeStance and its supported practices employ approximately 7,400 psychiatrists, advanced practice nurses, psychologists and therapists and operate across 33 states and more than 550 centers. To learn more, please visit www.LifeStance.com.

Forward-Looking Statements

Statements in this press release that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements. These statements include, but are not limited to, statements with respect to the Company’s business plans and objectives and other statements contained in this press release that are not historical facts. When used in this press release, words such as “may,” “will,” “should,” “could,” “intend,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “expect,” “plan,” “target,” “predict,” “project,” “seek” and similar expressions as they relate to us are intended to identify forward-looking statements. They involve a number of risks and uncertainties that may cause actual events and results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: if reimbursement rates by third-party payors are reduced or if third-party payors otherwise restrain our ability to obtain or deliver care to patients, our business could be harmed; we may not grow at the rates we historically have achieved or at all, even if our key metrics may imply future growth, including if we are unable to successfully execute on our growth initiatives and business strategies; if we fail to manage our growth effectively, our expenses could increase more than expected, our revenue may not increase proportionally or at all, and we may be unable to execute on our business strategy; our ability to recruit new clinicians and retain existing clinicians; we conduct business in a heavily regulated industry and if we fail to comply with these laws and government regulations, we could incur penalties or be required to make significant changes to our operations or experience adverse publicity, which could have a material adverse effect on our business, results of operations and financial condition; we are dependent on our relationships with supported practices, which we do not own, to provide healthcare services, and our business would be harmed if those relationships were disrupted or if our arrangements with these entities became subject to legal challenges; we operate in a competitive industry, and if we are not able to compete effectively, our business and financial condition would be harmed; the impact of health care reform legislation and other changes in the healthcare industry and in health care spending on us is currently unknown, but may harm our business; if our or our vendors’ security measures fail or are breached and unauthorized access to our employees’, patients’ or partners’ data is obtained, our systems may be perceived as insecure, we may incur significant liabilities, including through private litigation or regulatory action, our reputation may be harmed, and we could lose patients and partners; our business depends on our ability to effectively invest in, implement improvements to and properly maintain the uninterrupted operation and data integrity of our information technology and other business systems; our existing indebtedness could adversely affect our business and growth prospects; and other risks and uncertainties set forth under “Risk Factors” included in the reports we have filed or will file with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent filings made with the Securities and Exchange Commission. LifeStance does not undertake to update any forward-looking statements made in this press release to reflect any change in management’s expectations or any change in the assumptions or circumstances on which such statements are based, except as otherwise required by law.

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